UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  December 19, 2008

DEFENSE SOLUTIONS HOLDING, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-146290 (Commission File Number)	26-3624592 (IRS Employer Identification Number)
707 Eagleview Boulevard Exton, Pennsylvania 19431-1159 (Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (610) 833-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐         Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐         Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 4.01          Change in Registrant’s Certifying Accountants

On December 19, 2008, Maddox Ungar Silberstein, PLLC advised Defense Solutions Holding, Inc. (the “Company”) that the firm had resigned as the Company’s registered independent auditor, effective immediately.  The report of Maddox Ungar Silberstein, PLLC on the financial statements of the Company as of and for the period ended July 31, 2008 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principals, except that substantial doubt was raised as to the Company’s ability to continue as a going concern.  During the Company’s two most recent fiscal years and from August 1, 2008 through December 19, 2008, there were no disagreements with Maddox Ungar Silberstein, PLLC on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Maddox Ungar Silberstein, PLLC, would have caused Maddox Ungar Silberstein, PLLC to make reference to the subject matter of the disagreements in connection with its report.

The Company has provided a copy of this report to Maddox Ungar Silberstein, PLLC and requested that Maddox Ungar Silberstein, PLLC furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to this item and, if not, stating the aspects for which it does not agree.  A copy of Maddox Ungar Silberstein, PLLC’s response letter is filed as Exhibit 16.1 to this report.

On December 22, 2008, the Company appointed Davis Accounting Group, P.C. as the Company’s registered independent public accounting firm.  During the Company’s two most recent fiscal years and any subsequent interim period prior to the engagement of Davis Accounting Group, P.C., neither the Company nor anyone on the Company’s behalf consulted with Davis Accounting Group, P.C. regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was the subject of a “disagreement” as such term is described in Regulation S-K, Item 304(a)(1)(iv).

ITEM 9.01.         Financial Statements and Exhibits.

16.1                      Letter from Maddox Ungar Silberstein, PLLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Defense Solutions Holdings, Inc.
(Registrant)
By:	/s/David V. DiFelice
Name:	David V. DiFelice
Title:	Chief Financial Officer

Dated:  December 22, 2008